UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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[    ] Soliciting Material Pursuant to Sec. 240.14a-12

LIBERTY ALL-STAR EQUITY FUND

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LIBERTY ALL-STAR® EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR® GROWTH FUND, INC. (“Growth Fund”)

(collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

August 28, 2014

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meetings of Shareholders of the Funds will be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111 on August 28, 2014 at 9:00 a.m. Eastern Time (“Equity Fund”) and at 10:00 a.m. Eastern Time (“Growth Fund”). The purpose of the 2014 Annual Meetings is to consider and act upon the following matters:

1.	To elect two Trustees of the Equity Fund (“Proposal 1”);

2.	To elect two Directors of the Growth Fund (“Proposal 2”);

3.	To approve a new Portfolio Management Agreement for the Growth Fund (“Proposal 3”); and

4.	To transact such other business as may properly come before the 2014 Annual Meetings or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on May 30, 2014 as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the 2014 Annual Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL(S).

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund

William R. Parmentier, Jr.

President of the Funds

YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2014 Annual Meeting(s). We urge you, whether or not you expect to attend the 2014 Annual Meeting(s) in person, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitation firm, Boston Financial Data Services, Inc. (“BFDS”) may contact you. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposals or the voting instructions, please call BFDS at 1-844-292-8014.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meetings to be held on August 28, 2014: An electronic copy of this proxy statement and the annual reports are available at www.all-starfunds.com.

June 25, 2014

LIBERTY ALL-STAR® EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR® GROWTH FUND, INC. (“Growth Fund”)

(collectively, the “Funds”)

PROXY STATEMENT

ANNUAL MEETINGS OF SHAREHOLDERS

August 28, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds (each a “Board” and together the “Boards”) to be used at the Annual Meetings of Shareholders of the Funds to be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111 at 9:00 a.m. Eastern time (“Equity Fund”) and at 10:00 a.m. Eastern time (“Growth Fund”) and at any adjournments thereof (such meetings and any adjournments being referred to collectively as the “Meetings”). Shareholders of record on May 30, 2014 are eligible to vote at the Meetings.

The solicitation of proxies for use at the Meetings are being made by the Funds by the mailing on or about June 25, 2014, of the Notice of Annual Meetings of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meetings will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Funds have engaged Boston Financial Data Services, Inc., a proxy solicitation firm to assist in the solicitation of proxies with regards to Proposal 3. The estimated cost of this solicitation, to be borne by the Growth Fund, is $21,000.

The Meetings are being held to vote on the matters described below:

Equity Fund:	Elect Two Trustees to the Board to a three-year term

Growth Fund:	Elect Two Directors to the Board to a three-year term

Approve a new Portfolio Management Agreement among the Growth Fund, AAI, and Sustainable Growth Advisers, LP

PROPOSALS 1 and 2. ELECTION OF TRUSTEES AND DIRECTORS

Introduction

Each Fund’s Board provides broad supervision over the affairs of each Fund. AAI is responsible for the investment management of the Funds’ assets and AAI’s affiliate, ALPS Fund Services, Inc. (“AFS”), provides a variety of administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund’s Board is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meetings of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure

Thomas W. Brock	Trustee since 2005	Tenure to end 2017

George R. Gaspari	Trustee since 2006	Tenure to end 2017

Growth Fund

Nominee	Title	Tenure

John A. Benning	Director since 2002	Tenure to end 2017

Richard C. Rantzow	Director since 2006	Tenure to end 2017

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee and/or Director following the Meetings and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the Meetings, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

The Boards of Funds

The Funds are governed by their respective Boards. The Boards are responsible for and oversee the overall management and operations of the Funds, which includes the general oversight and review of each of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts for the Equity Fund and the State of Maryland for the Growth Fund, as well as each Fund’s stated investment objective and policies. The Boards oversee each of the Fund’s officers and service providers, including AAI, which is responsible for the management of the Funds’ day-to-day operations, based on policies and agreements reviewed and approved by the Boards. In carrying out these responsibilities, the Boards regularly interact with and receive reports from senior personnel of service providers, including AAI’s investment personnel and the Funds’ Chief Compliance Officer (“CCO”). The Boards also are assisted by the Funds’ independent registered public accounting firm (“Auditors”) (who report directly to each Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Boards.

The Board’s Risk Oversight Responsibilities

Consistent with their responsibility for oversight of the Funds, the Boards oversee the management of risks relating to the administration and operation of the Funds. AAI, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Boards, in the exercise of their reasonable business judgment, also separately consider potential risks that may impact the Funds. The Boards perform this risk management oversight directly and, as to certain matters, through the Audit Committee and through the board members who are not “interested persons” of the Funds (“Independent Trustees/Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). The following provides an overview of the principal, but not all, aspects of the Boards’ oversight of risk management for the Funds.

In general, the Funds’ risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Boards have adopted, and periodically review, policies and procedures designed to address these and other risks to the Funds. In addition, under the general oversight of the Boards, AAI and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Funds’ Manager, oversees and regularly monitors the investments, operations and compliance of the Funds’ investment sub-advisors (referred to herein as “Portfolio Managers”).

The Boards also oversee risk management of the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons. Senior officers of the Funds, senior officers of AAI, and the Funds’ CCO regularly report to the Boards on a range of matters, including those relating to risk management. The Boards also regularly receive reports from AAI with respect to the investments and securities trading activities of the Funds, as well as the premium or discount to net asset value at which the Funds’ shares are trading on the New York Stock Exchange (“NYSE”). In addition to regular reports from AAI, the Boards receive reports regarding other service providers to the Funds, either directly or through AAI or the Funds’ CCO, on a periodic or regular basis. At least annually, the Boards receive a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Boards receive reports, presentations and other information from AAI in connection with the Boards’ consideration of the renewal of the Funds’ agreements with AAI and the Portfolio Managers.

Senior officers of the Funds and senior officers of AAI also report regularly to each Fund’s Audit Committee on valuation matters and on the Funds’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committees receive regular reports from the Funds’ Auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees/Directors meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance programs. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

Board Structure and Related Matters

The 1940 Act requires that at least 40% of the Equity Fund’s Trustees and the Growth Fund’s Directors be Independent Trustees/Directors. In addition, to rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Board must be composed of Independent Trustees/Directors. Currently, six of each of the Fund’s seven Trustees or Directors are Independent Trustees/Directors. Richard W. Lowry, an Independent Trustee/Director, serves as Chairman of each Board. The Chairman’s responsibilities include presiding at all meetings of the Boards and serving as a liaison with other Trustees/Directors, the Funds’ officers and other management personnel, and counsel to the Funds. The Chairman also performs such other duties as the Boards may from time to time determine.

The Trustees/Directors discharge their responsibilities collectively as a Board, as well as through the Audit Committee, which operates pursuant to a charter approved by each Board. As summarized below, the Audit Committee oversees specific matters related to oversight of the Funds’ Auditors. The members and responsibilities of each Board committee are summarized below.

Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Chairman position, is appropriate for the Funds in light of, among other factors, each Fund’s asset size and nature of its operations, and the Board’s responsibilities. The Boards also believe that the fact that the Chairman is not affiliated with AAI is appropriate in light of the services that AAI and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships. On an annual basis, the Boards and the Audit Committees conduct a self-evaluation that considers, among other matters, whether the Boards and the Audit Committees are functioning effectively and whether, given the size and composition of the Boards and the Audit Committees, the Trustees/Directors are able to effectively oversee the Funds.

The Boards hold four regularly scheduled in-person meetings each year. The Boards may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees/Directors also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The table below sets forth the names, addresses and ages of the Trustees/Directors of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (AGE) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Independent Trustees/Directors
John A. Benning (Age 79)	Trustee Since 2002, Term expires 2015	Director Since 2002; Term expires 2014	Retired since December, 1999	2	None
Thomas W. Brock (Age 67)	Trustee Since 2005, Term expires 2014	Director Since 2005; Term Expires 2015	Director, Silver Bay Realty (December 2012 – present); Former Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	None
George R. Gaspari (Age 74)	Trustee Since 2006, Term Expires 2014	Director Since 2006, Term Expires 2016	Financial Services Consultant (1996-2012)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999)

Richard W. Lowry (Age 78)	Trustee Since 1986, Term expires 2016 Chairman since 2004	Director Since 1994; Term Expires 2016 Chairman since 2004	Private Investor since August 1987	2	None
John J. Neuhauser (Age 71)	Trustee Since 1998, Term Expires 2016	Director Since 1998; Term Expires 2015	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (since 1985)
Richard C. Rantzow (Age 75)	Trustee Since 2006, Term expires 2016	Director Since 2006, Term expires 2014	Retired.	2	Trustee, Clough Global Allocation Fund (since 2004), Trustee, Clough Global Equity Fund (since 2005) and Trustee, Clough Global Opportunities Fund (since 2006)
Interested Trustee/Director
Edmund J. Burke (Age 53)	Trustee Since 2006, Term expires 2015	Director Since 2006, Term expires 2015	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions	2	President (since 2006), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee (since 2004) and President (since 2006), Clough Global Allocation Fund, Trustee (since 2006), and President (since 2005), Clough Global Equity Fund, Trustee and President (since 2006), Clough Global

Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013).	Opportunities. Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

*The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

** The Fund Complex consists of two funds, the Equity Fund and the Growth Fund. As of December 18, 2006, the Equity Fund and the Growth Fund became part of the ALPS Advisors, Inc. fund complex (“ALPS Complex”). As of March 31, 2014, the ALPS Complex consisted of 42 investment companies.

The Boards believe that the significance of each Trustee’s/Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee/Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee/Director, or particular factor, being indicative of board effectiveness. In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee/Director, the following provides further information about the qualifications and experience of each Trustee/Director.

John A. Benning: Mr. Benning has extensive experience in the investment management business, as senior vice president, general counsel and secretary of a financial services company that provides investment management services, including mutual fund, private capital management and institutional asset management services, and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Thomas W. Brock: Mr. Brock has extensive investment management and organizational management experience as chief executive officer of an SEC-registered investment advisor, chairman and trustee of an open-end investment company, adjunct graduate business school professor and several years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Edmund J. Burke: Mr. Burke has extensive management and operational experience in the investment management industry as chief executive officer and president of AAI’s parent company, a financial services holding company, a director of AAI and certain of its affiliated companies, trustee, chairman and president of an open-end investment company, trustee and president of closed-end investment companies and several years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

George R. Gaspari: Mr. Gaspari has significant investment management and financial markets experience as a director and chairman of exchange-traded funds, a financial services consultant and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Richard W. Lowry: Mr. Lowry has significant investment management and financial markets experience as a private investor and as an investment company trustee and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

John J. Neuhauser: Dr. Neuhauser has extensive investment management experience as an investment company trustee and executive management experience in higher education as a university president, vice president, dean and professor and multiple years of service as a Director of the Growth Fund and a Trustee of the Equity Fund.

Richard C. Rantzow: Mr. Rantzow has extensive financial accounting experience, having spent nearly 30 years at a major independent public accounting firm, including as an audit partner and managing partner, and investment management experience as chairman of an open-end investment company, trustee and audit committee chairman of closed-end investment companies, and several years of service as a Director of the Growth Fund, a Trustee of the Equity Fund and Chairman of the Audit Committee for the Growth Fund and Equity Fund.

During 2013, the Boards held five meetings, and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly by the Funds. All sitting Trustees/Directors were present at all meetings. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds’ 2013 annual shareholder meetings.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to the Funds’ Boards or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1100, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of the Funds.

Principal Officers

Each person listed below serves as an officer of the Funds. The Board elects the Funds’ officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Age) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (Age 61)	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley, CFA (Age 49)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Edmund J. Burke (Age 53)	Vice President	2006	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013).Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.
Kimberly R. Storms (Age 41)	Treasurer	2013	Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Financial

			Investors Trust, ALPS Series Trust, and BPV Family of Funds; and Chief Financial Officer of Arbitrage Funds. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.
Melanie Zimdars (Age 37)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to

February 2007. Ms. Zimdars is currently the Chief Compliance Officer for ALPS Variable Investment Trust, ALPS ETF Trust, EGA Emerging Global Shares Trust, BPV Family of Funds, Broadview Opportunity Trust, and RealityShares ETF Trust. Ms. Zimdars is deemed an affiliate of the Funds as defined under the 1940 Act.

Erin D. Nelson (Age 37)	Secretary	2013	Senior Vice President and Chief Legal Officer of ALPS Advisors, Inc. and Senior Vice President of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson is currently Secretary of ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Principal Real Estate Income Fund. Ms. Nelson is deemed an affiliate of the Funds as defined under the 1940 Act.
Alex J. Marks (Age 40)	Assistant Secretary	2011	Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks also served as an employee of ALPS Fund Services, Inc. from July 2006 to September 2010. Mr. Marks is deemed an affiliate of the Funds as defined under the 1940 Act.

*The address of each officer is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Audit Committee

The Funds have separately designated Audit Committees. Messrs. Benning, Brock, Gaspari, Lowry, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund’s Audit Committee is comprised only of Board members who are “independent” (as defined in the New York Stock Exchange (NYSE) Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not “interested persons” (as defined in the 1940 Act) of the Fund. Each Board has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and has determined that Mr. Richard C. Rantzow is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE MKT listing standards.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers, and methods of operation. A copy of the Audit Committee Charter is available on the Funds’ website at www.all-starfunds.com. The principal functions of each Audit Committee is to assist Board oversight of: (1) the integrity of the Funds’ financial statements, (2) the Funds’ compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the Auditors), (4) the performance of AAI’s internal audit function, and (5) the performance of the Auditors. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

The Audit Committee of each Fund has submitted the following report:

At a meeting of the Audit Committees on February 20, 2014, the Audit Committees: (i) reviewed and discussed with management the Funds’ audited financial statements for the most recently completed fiscal year; (ii) discussed with Deloitte & Touche LLP (“D&T”) the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16 Communications with Audit Committees and (iii) has received from D&T the written disclosures and the letter required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence, as required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with D&T its independence and satisfied itself as to D&T’s independence.

Members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee may rely without independent verification on the information provided and the representations made to them by management and D&T.

Based upon its review and discussion, and subject to the limitations on the role and responsibilities of the Audit Committees set forth above and in the Audit Committees’ charter, the Audit Committees recommended to the Board of Trustees/Directors that the audited financial statements for the Funds be included in each Fund’s Annual Report to shareholders.

John A. Benning Thomas W. Brock George R. Gaspari	Richard W. Lowry John J. Neuhauser Richard C. Rantzow

Nomination Information

Neither Fund has a nominating or compensation committee. The Boards do not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees/Directors serving on the Board of each Fund.

When necessary or appropriate, the Independent Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either Fund has adopted a charter. Independent Trustees/Directors are nominated only by the ad hoc nominating committee.

The Independent Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Independent Trustees/Directors, Fund management, Fund shareholders and other persons or entities. Although the Funds do not have a formal policy, shareholders of a Fund who wish to nominate a candidate to be considered by a Fund’s Board or an ad hoc nominating committee of the Board may send information regarding prospective candidates to the Funds’ Secretary at 1290 Broadway, Suite 1100, Denver, CO 80203. Pursuant to each Fund’s Restated By-Laws, shareholders who wish to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Funds and be entitled to vote on the nominee at the time notice is given. A shareholder notice must set forth all the information required in the applicable provisions of the By-Laws, including evidence of the shareholders Fund ownership, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” under the 1940 Act in relation to the Fund, and such other information as may be helpful to the Independent Trustees/Directors in evaluating the candidate. All information packages regarding a candidate that are satisfactorily completed in accordance with the Fund’s By-Laws will be forwarded to an Independent Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. During periods when the Independent Trustees/Directors are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

The Independent Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. When considering prospective nominees, the Independent Trustees/Directors may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Independent Trustees/Directors may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees/Directors, independence from the Funds’ investment advisor, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Independent Trustees/Directors will evaluate whether a candidate is an “interested person” under the 1940 Act. The Independent Trustees/Directors also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs. In considering nominees, the Independent Trustees/Directors also consider the diversity of the Board with respect to professional experience, education, skill and viewpoint.

The Independent Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Independent Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Independent Trustees/Directors would be arranged. If the Independent Trustees/Directors, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The following table shows, for the fiscal year ended December 31, 2013, the compensation received from each Fund by the Trustees/Directors, and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

Independent Trustees/Directors	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex
John A. Benning	$34,032	$9,468	$43,500
Thomas W. Brock	$31,364	$8,636	$40,000
George R. Gaspari	$34,032	$9,468	$43,500
Richard W. Lowry	$48,440	$13,810	$62,250
John J. Neuhauser	$34,032	$9,468	$43,500
Richard C. Rantzow	$38,840	$10,910	$49,750

Interested Trustee/Director
Edmund J. Burke	$0	$0	$0

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director and the Funds’ principal executive officer and the principal financial officer (each an “Executive Officer” together the “Executive Officers”) as of December 31, 2013 (i) in each of the Funds, and (ii) in all funds overseen by the Trustee/Director and the Executive Officers in the Fund Complex.

Name of Trustee/Director and Executive Officer	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Family of Investment Companies*

Independent Trustees/Directors
John A. Benning	Over $100,000	$10,001 - $50,000	Over $100,000
Thomas W. Brock	Over $100,000	Over $100,000	Over $100,000
George R. Gaspari	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
Richard W. Lowry	Over $100,000	$1 - $10,000	Over $100,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	$1 - $10,000
Richard C. Rantzow	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000

Interested Trustee/Director
Edmund J. Burke	None	None	None

All Trustees and Executive Officers as a group	Over $100,000	Over $100,000	Over $100,000

Executive Officers**
William Parmentier, Jr.	Over $100,000	Over $100,000	Over $100,000
Kimberly R. Storms	None	None	None

*The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

**Mr. Parmentier is the principal executive officer of each Fund, and Ms. Storms is the principal financial officer of each Fund.

The Trustees/Directors and named executive officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of December 31, 2013.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director sold securities exceeding 1% of the outstanding securities of any class of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2013, no Independent Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of another investment adviser or Portfolio Manager of either of the

Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

During the past five calendar years, Mr. Richard Lowry and Mr. John Benning (Trustees/Directors of the Funds) have had a material interest in a trust (approximately $5.832 million and $2.564 million, respectively, as of December 31, 2013), which owns units of a limited partnership whose investments are managed by Weatherbie Capital, LLC, a Portfolio Manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership.

Required Vote

Each nominee will be voted on separately. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two persons who receive a majority of the votes entitled to be cast at the Meeting will be elected.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE IN PROPOSALS 1 and 2.

PROPOSAL 3. APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT (GROWTH FUND ONLY).

Shareholders of the Growth Fund are being asked to approve a new Portfolio Management Agreement (Exhibit A) among the Growth Fund, ALPS Advisors, Inc. and Sustainable Growth Advisers, LP. (“Sustainable” or “Portfolio Manager”).

The Multi-Manager Methodology

The Fund allocates its portfolio assets among a number of independent investment management firms (each a “Portfolio Manager” and, collectively, the “Portfolio Managers”) recommended by the Fund Manager and approved by the Board, currently two for the Growth Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Fund’s assets among the Portfolio Managers. The Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Growth Fund’s investment objective. AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance. AAI regularly analyzes and evaluates the investment performance and portfolios of the Growth Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Growth Fund’s Portfolio Managers. Portfolio Manager changes, as well as the rebalancing of the Growth Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Growth Fund and AAI by the U.S. Securities and Exchange Commission (“SEC”), the Growth Fund may enter into a portfolio management agreement with a new or additional

Portfolio Manager recommended by AAI in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and includes terms and conditions substantially similar to, the Growth Fund’s agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Growth Fund’s next regularly scheduled annual meeting following the date of the portfolio management agreement with the new or additional Portfolio Manager.

The Fund Manager and the Growth Fund will not enter into the Portfolio Management Agreement with Sustainable (“New Agreement”) before submitting the New Agreement to shareholders for approval at the Meeting. Accordingly, the Fund Manager and the Fund do not currently intend to rely on the exemptive relief with respect to the New Agreement.

New Portfolio Management Agreement with Sustainable

Currently, TCW Investment Management Company (“TCW”) manages the large cap equity and mid cap equity portions of the Growth Fund’s portfolio. Consistent with the Growth Fund’s multi-manager methodology, AAI deemed it in the best interest of the Growth Fund to recommend, and the Board approved, the reallocation to Sustainable of the large cap equity portion of the Growth Fund’s portfolio that has been managed by TCW since June 14, 2010. The hiring of Sustainable is intended to enhance the mix of investment styles employed for the Growth Fund’s portfolio by providing the Growth Fund with an additional portfolio manager. Sustainable and TCW both manage large cap equity portfolios and follow a fundamental, research driven investment process. TCW will continue to manage the mid cap equity portion of the Growth Fund’s portfolio. AAI believes that Sustainable’s investment philosophy of investing in companies with pricing flexibility, recurring revenues, and global reach that are likely to produce consistent earnings growth and would complement the philosophies of TCW and Weatherbie, the Growth Fund’s other Portfolio Managers. AAI also believes that Sustainable’s favorable performance record would benefit the Growth Fund. Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Growth Fund, AAI and Sustainable.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and, on May 29, 2014, subject to shareholder approval, the Growth Fund’s Board of Directors approved the hiring of Sustainable, effective September 1, 2014 if shareholders approve Proposal 3 at this Meeting, or a later date should there be an adjournment. The Portfolio Management Agreement (“Old Agreement”) dated February 6, 2013, among TCW, AAI and the Growth Fund was initially approved by shareholders on December 20, 2012. For the fiscal year ended December 31, 2013, the Growth Fund paid advisory fees equal to $964,108 to AAI and AAI paid advisory fees equal to $311,913 to TCW and $170,142 to Weatherbie.

Differences between the Old and New Portfolio Management Agreements

The form of the Portfolio Management Agreement with Sustainable is set forth in Exhibit A to this proxy statement. The terms of the New Agreement with Sustainable are materially the same as the terms of the Old Agreement with TCW. The fees to be paid to Sustainable under the New Agreement are the same as the fees paid to TCW under the Old Agreement. In both cases, the sub-advisory fee is paid by AAI, not the Growth Fund.

Services Provided by the Portfolio Manager

The New Agreement with Sustainable essentially provides that Sustainable, under the Board’s and AAI’s supervision and subject to the Growth Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to Sustainable; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by Sustainable); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by Sustainable); and (4) report results to the Board of the Growth Fund.

Term of the New Agreement

The New Agreement with Sustainable provides that it will continue in effect for an initial period beginning on September 1, 2014, or a later date if the Meeting is adjourned and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Growth Fund’s Board or by vote of a majority of the outstanding voting securities of the Growth Fund, and (ii) by vote of a majority of the Growth Fund’s Independent Directors.

Compensation under the New Agreement

For services provided to the Growth Fund, AAI will pay to Sustainable, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of:

(1)

0.40% of the Portfolio Manager’s Percentage (“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets) of the average daily net assets of the Fund up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Termination of the New Agreement

The New Agreement for the Growth Fund may be terminated without penalty (i) by vote of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days’ written notice to Sustainable, (ii) by the Fund Manager upon thirty days’ written notice to Sustainable, or (iii) by Sustainable upon ninety days’ written notice to the Fund Manager and the Fund, and the New Agreement terminates automatically in the event of its “assignment,” as described above, or upon termination of the New Agreement.

Liability of the Portfolio Manager

The New Agreement provides that the Sustainable will not be liable to AAI, the Growth Fund or its shareholders, except for liability arising from Sustainable’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Sustainable in its actions under the New Agreement or breach of its duty or obligations under the New Agreement.

Board Evaluation and Recommendation

At its meeting on May 29, 2014, the Growth Fund’s Board of Directors, including all of the Independent Directors, approved the New Agreement. Before approving the New Agreement, the Directors considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Independent Directors requested certain information from Sustainable, and the Directors received reports from Sustainable and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Director may have afforded different weight to the various factors. In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Growth Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the New Agreement; (2) Sustainable’s investment performance ; (3) the fees to be paid by the Fund and the fees charged by Sustainable to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Sustainable from its relationship with the Fund; and (6) any other benefits to be derived by Sustainable as a result of its relationship with the Fund.

Nature, Extent and Quality of Services. The Board considered information regarding Sustainable’s investment philosophy and process. In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing the large cap growth portion of the Growth Fund’s portfolio. The Board also considered Sustainable’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Sustainable were consistent with the terms of the New Agreement and that the Growth Fund was likely to benefit from services provided by Sustainable under the New Agreement.

Investment Performance. The Board considered Sustainable’s large cap investment performance relative to the Russell 1000® Growth Index (“Index”) and a comparable institutional peer group. The Board considered that, as of March 31, 2014, Sustainable’s U.S. Large Cap Growth Equity Composite (“Composite”) outperformed the Index for the three-year period, seven year period and since the inception of the Composite in March 2000, achieved comparable returns to the Index for the five-year period and underperformed the Index for the one-year period. The Board also considered that the Composite generally ranked favorably to the institutional peer group. The Board concluded that Sustainable’s large cap investment performance has been reasonable.

Fees and Expenses. In evaluating the New Agreement, the Board reviewed the proposed fee rate for services to be performed by Sustainable on behalf of the Growth Fund. The Board considered that the fee to be paid to Sustainable under the New Agreement is the same as the fee paid to TCW. The Board also considered that the fee is less than the fee that Sustainable charges for managing a comparably-sized institutional separate account. The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Growth Fund’s assets increase above the breakpoint. The Board concluded that the fees payable to Sustainable under the New Agreement were reasonable in relation to the nature and quality for the services expected to be provided, taking into account the fee rates that Sustainable charges to other clients.

Economies of Scale. The Board considered Sustainable’s representation that it anticipates that it will experience economies of scale in connection with the services that it provides to the Growth Fund and other similarly managed clients. The Board also noted Sustainable’s representation that the proposed fee schedule anticipates such economies of scale. The Board concluded that the breakpoints in the proposed fee schedule reflect economies of scale associated with the services to be provided to the Growth Fund that Sustainable may realize as the Growth Fund’s assets increase.

Costs of Services. The Board considered that the fee under the New Agreement would be paid to Sustainable by AAI, not the Fund, and noted the arm’s-length nature of the relationship between AAI and Sustainable with respect to the negotiation of the fee rate on behalf of the Growth Fund. . Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Sustainable’s costs and profitability. The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in 2014.

Other Benefits to be derived by Sustainable. The Board considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Sustainable might receive in connection with its association with the Growth Fund. In addition, the Board acknowledged that Sustainable’s well-established stand-alone management relationships independent of the Growth Fund and the regulatory risks Sustainable would assume in connection with the management of the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Sustainable by virtue of its relationship with the Growth Fund appear to be fair and reasonable.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Growth Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the New Agreement.

General Information regarding Sustainable Growth Advisers, LP

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Sustainable:

Name and Address (1)	Position with Sustainable and Principal Occupation
George P. Fraise	Co-Founding Portfolio Manager
Robert L. Rohn	Co-Founding Portfolio Manager
Gordon M. Marchand	Co-Founding Portfolio Manager
(1)	Sustainable Growth Advisers, LP, 301 Tresser Blvd., Suite 1310, Stamford, CT.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Sustainable:

Name and Address	Position with Sustainable	Ownership Percentage
Estancia Capital Partners(1)	Partner	24.9%
George P. Fraise(2)	Co-Founding Portfolio Manager	16.0%
Robert L. Rohn(2)	Co-Founding Portfolio Manager	16.0%
Gordon M. Marchand(2)	Co-Founding Portfolio Manager	16.0%

(1)	Estancia Capital Partners, 20865 N. 9th Place, Suite 200, Scottsdale, AZ.

(2)	Sustainable Growth Advisers, LP, 301 Tresser Blvd., Suite 1310, Stamford, CT.

Other Funds Managed

In addition to the management services to be provided to the Growth Fund, Sustainable also provides advisory and sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Sustainable by those funds having investment objectives similar to those of the Growth Fund is set forth below:

Name of Fund	Total Net Assets at March 31, 2014 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
John Hancock Funds (Large Cap Growth sub-adviser)	$1,260	Non-public information*	No
HC Cap Trust (Large Cap Growth sub-adviser)	$314	0.35%	No
Russell Investments (Large Cap Growth sub-adviser)	$1,046	Non-public information*	No

* Sustainable’s clients consider fee rate information to be confidential and do not permit the disclosure of this information to outside firms.

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of Growth Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Growth Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

In the event that the shareholders of the Growth Fund fail to approve the New Agreement with Sustainable, the Fund’s portfolio assets will not be allocated to Sustainable.

OTHER BUSINESS

The Boards know of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

OTHER INFORMATION

The December 31, 2013 Annual Report for each Fund was mailed to shareholders prior to this proxy statement. You may obtain an additional copy of the Annual Report and/or the Semi-Annual Report for each Fund dated June 30, 2013, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850. An electronic copy of the Annual Report and the Semi-Annual Report for each Fund are available at www.all-starfunds.com.

MANAGEMENT

ALPS Advisors, Inc. (“AAI”), 1290 Broadway, Suite 1100, Denver, CO 80203, is the Funds’ investment advisor. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds’ multi-manager methodology and has overall supervisory responsibility for the general management and investment of the

Funds’ assets, subject to the Funds’ investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and currently two for the Growth Fund) for appointment as Portfolio Managers of the Funds. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds’ current Portfolio Managers are as follows:

Equity Fund

Cornerstone Capital Management LLC

3600 Minnesota Dr.

Edina, MN 55435

Matrix Asset Advisors, Inc.

747 Third Avenue

New York, NY 10017

Pzena Investment Management, LLC

120 West 45th Street

New York, NY 10036

Schneider Capital Management Corporation

460 East Swedesford Road

Wayne, PA 19087

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, CA 90017

Growth Fund Weatherbie Capital, LLC 265 Franklin Street Boston, MA 02110 TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

Portfolio Transactions and Brokerage

Each of the Funds’ Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Managers is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Funds) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Funds and AAI, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with each of the Funds’ Portfolio Managers as to the amounts of the Funds’ portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the 1940 Act. For the fiscal year ended December 31, 2013, the Funds did not pay commissions to any affiliated broker.

On February 15, 2000, the SEC issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds. The Funds currently rely on Rule 17a-10 under the 1940 Act rather than this exemptive relief.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards have selected Deloitte & Touche LLP (“D&T”) as independent registered public accountants. D&T serves as the Auditors for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds. Representatives of D&T are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s Auditor to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the Auditor.

The Funds’ Audit Committees have adopted a Policy for Engagement of Auditors for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Funds’ Auditors to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the Auditors. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the applicable Audit Committee at its next regular meeting. The Audit Committees’ responsibilities with respect to the pre-approval of services performed by the Auditors may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Fund Administration to submit to the Audit Committees, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund’s Audit Committee is in agreement with the specific types of services that the Auditors will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees charged by D&T for the fiscal year ended December 31, 2012, and 2013 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)

Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”

(iii)

Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by D&T other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

During the Funds’ fiscal years ended December 31, 2012 and 2013, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by D&T were pre-approved by each Fund’s Audit Committee.

	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non- Audit Fees (Audit Related + Tax Fees)
Equity Fund	2013 2012	$41,000 $41,000	$0 $0	$3,915 $3,790	$0 $0	$3,915 $3,790
Growth Fund	2013 2012	$24,700 $24,700	$0 $0	$3,915 $3,790	$0 $0	$3,915 $3,790
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2013 2012	$0 $0	$0 $0	$0 $0	$0 $0	$0 $0

AAI & AAI Affiliates (relating directly to the operating financial reporting of the Growth Fund)	2013 2012	$0 $0	$0 $0	$0 $0	$0 $0	$0 $0

Each Fund’s Audit Committee has determined that the provision by D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of D&T as the Fund’s Auditors. All services provided by D&T to a Fund for 2012 and 2013 that were required to be pre-approved by the Audit Committees were pre-approved.

INFORMATION ABOUT THE MEETING

Each proxy solicited by the Boards which is properly executed and returned in time to be voted at the Meetings will be voted at the Meetings in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposals 1, 2 and 3. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meetings and voting in person.

For each Fund, a majority of the shares outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

Required Vote. Only shareholders of record of a Fund on May 30, 2014 may vote. Each nominee will be voted on separately. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since two Trustees of the Equity Fund are to be elected, the two persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two persons who receive a majority of the votes entitled to be cast at the Meeting will be elected.

Approval of Proposal 3 by the Growth Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. If a proposal must be approved by a percentage of votes cast on the proposal, which is the case for the election of Trustees of the Equity Fund (Proposal 1) abstentions and broker non-votes will not be counted as “votes cast” on the proposal and will have no effect on the result of the vote. However, if a proposal must be approved by a percentage of shares present at the Meeting and entitled to be cast, which is the case for election of Directors of the Growth Fund (Proposal 2) and the approval of the portfolio management agreement of the Growth Fund (Proposal 3) the effect of an abstention or broker non-vote will be the same as a vote against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. “Broker non-votes” occur where: (i) shares represented at the Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

The Chairman or the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

All shareholders of record of a Fund on May 30, 2014 are entitled to one vote for each share held. As of the record date, there were 176,415,903 outstanding shares of beneficial interest of Equity Fund and 23,837,914 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the record date for the Meetings, as of May 30, 2014, the following persons were known to own more than 5% of the outstanding securities of the Funds:

Equity Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership

	First Clearing, LLC R4057-016 PO Box 50015 Roanoke, VA 24040-5015	38,754,175	21.97%	Record

	Morgan Stanley 333 W. 34th St., 3rd Fl. New York, NY 10001	18,084,325	10.25%	Record

	The Bank of New York Mellon One Wall Street, 6th Floor New York, NY 10286	13,894,166	7.88%	Record

	First Trust Portfolios L.P. 120 E. Liberty Dr., Suite 400 Wheaton, IL. 60187	13,722,766	7.46%	Beneficial+

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 222 Broadway Mailzone NY3-222-12-05 New York, NY 10038	11,322,651	6.42%	Record

	National Financial Services LLC 200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281	10,658,738	6.04%	Record

Growth Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership

	The Bank of New York Mellon One Wall Street, 6th Floor New York, NY 10286	2,692,852	11.30%	Record

	First Trust Portfolios L.P. 120 E. Liberty Dr., Suite 400 Wheaton, IL. 60187	2,437,004	10.61%	Beneficial*

	DST Systems, Inc. 333 W. 11th Street, 5th Fl. Kansas City, MO 64105	2,775,555	9.23%	Beneficial**

	First Clearing, LLC R4057-016 PO Box 50015 Roanoke, VA 24040-5015	1,775,901	7.45%	Record

	Charles Schwab & Co., Inc. PO Box 64930 Phoenix, AZ 85082-4930	1,450,537	6.08%	Record

	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, CO 80132	1,345,589	5.86%	Beneficial***

Relative Value Partners, LLC 1033 Skoikie Blvd., Suite 470 Northbrook, IL 60062	1,602,615	5.33%	Beneficial****

Merrill Lynch, Pierce, Fenner & Smith, Inc. 222 Broadway Mailzone NY3-222-12-05 New York, NY 10038	1,300,290	5.48%	Record

+Based on SC13G filing made with the SEC on January 13, 2014.

*Based on SC 13G filing made with the SEC on January 13, 2014.

**Based on SC13D filing made with the SEC on December 29, 2011.

***Based on SC13G filing made with SEC on February 12, 2014.

****Based on SC13G filing made with the SEC on February 9, 2012.

The Growth Fund opted into the Maryland Control Share Acquisition Act (the “MCSAA”). Subsequent to the Growth Fund’s opt in, the SEC issued a no-action letter that raises questions regarding whether opting in to the MCSAA is consistent with Section 18(i) of the 1940 Act. The Growth Fund is evaluating this letter and is determining what impact, if any, the letter has on the Fund and its ability to rely on the MCSAA.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds’ Trustees/Directors and officers and persons who own more than ten percent of a Funds’ outstanding shares and certain officers and directors of the Fund’s investment advisors (collectively, “Section 16 reporting persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds’ knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2013.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the SEC’s proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds’ proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2015 Annual Meetings must be received by the Funds on or before February 25, 2015. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as Trustee/Director at a Fund’s 2015 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Fund no earlier than January 26, 2015 and no later than February 25, 2015. If the date of the 2015 Annual Meetings are held before July 29, 2015 or after September 27, 2015, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made. The proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in the applicable Fund’s Restated By-laws. The chairperson of the Annual Meetings may refuse to acknowledge any proposal or nomination that does not meet the legal and By-law requirements.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The persons named as proxies for the 2015 Annual Meetings will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Funds have received instructions to the contrary. If a shareholder needs an additional copy of an Annual Report or Semi-Annual Report or this Proxy Statement, please contact the Fund at 1-800-241-1850. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Fund in writing at: 1290 Broadway, Suite 1100, Denver, CO 80203 or call the Fund at

1-800-241-1850.

EXHIBIT A

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

SUSTAINABLE GROWTH ADVISERS, LP

                    , 2014

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Sustainable Growth Advisers, LP (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)

keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)

in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)

cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Sub-Adviser’s action or inaction or based on this Agreement; provided however, the Sub-

Adviser shall not indemnify or hold harmless the Fund Indemnittees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A. is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Attn: Chief Legal Officer

Phone: (303) 623-2577

Fax: (303) 623-7850

To the Portfolio Manager:

Sustainable Growth Advisers, LP

3 Stamford Plaza

301 Tresser Blvd, Suite 1310

Stamford, Connecticut 06901

Phone:

Fax:

******************

LIBERTY ALL-STAR GROWTH FUND, INC.

By:
Name: William Parmentier
Title: President

ALPS ADVISORS, INC.

By:
Name: Thomas Carter
Title: President

ACCEPTED:

SUSTAINABLE GROWTH ADVISERS, LP

By:
Name:
Title:

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)	0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One Financial Center, 15th Floor Boston, MA 02111 on August 28, 2014

Please detach at perforation before mailing.

PROXY	LIBERTY ALL-STAR EQUITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2014	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Equity Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts 02111 on Thursday, August 28, 2014 at 9:00 a.m. EST., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature and Title, if applicable

Signature (if held jointly)

Date                                                                      USAF_25729_061714

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on August 28, 2014.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/lib-25729

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote, in their discretion on any other business as may properly come before the Meeting or any adjournment(s).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees recommends a vote “FOR” all the nominees listed.

1. To Elect Two (2) Trustees of the Liberty All-Star Equity Fund:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. Thomas W. Brock 02. George R. Gaspari	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

USAF_25729_061714